SUPPLEMENT TO THE SPARTAN(registered trademark) NEW YORK MUNICIPAL FUNDS' MARCH 31, 1997 PROSPECTUS
As of January 15, 1998, Spartan New York Intermediate Municipal Income Fund was merged into Fidelity New York Municipal Income Fund and shareholders of Spartan New York Intermediate Municipal Income Fund became shareholders of Fidelity New York Municipal Income Fund. The merger was voted on and approved at a shareholder meeting on December 17, 1997. Spartan New York Intermediate Municipal Income Fund ceased to exist and is not offered.
As of January 8, 1998, Spartan New York Municipal Income Fund was merged into Fidelity New York Municipal Income Fund and shareholders of Spartan New York Municipal Income Fund became shareholders of Fidelity New York Municipal Income Fund. The merger was voted on and approved at a shareholder meeting on December 17, 1997. Spartan New York Municipal Income Fund ceased to exist and is not offered.
   The following information replaces similar information fund in "Breakdown of Expenses" on page 22:
   Each fund has adopted a Distribution and Service Plan. Each plan recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with the distribution of fund shares. FMR directly, or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of, or provide shareholder support services for, the fund's shares. Currently, the Board of Trustees of each fund has authorized such payments.
The following changes became effective April 1, 1997:
Spartan New York Municipal Income Fund and Spartan New York Intermediate Municipal Income Fund closed to new accounts pending the Reorganizations.
With respect to Spartan New York Municipal Income Fund and Spartan New York Intermediate Municipal Income Fund, the following fees for individual transactions have been eliminated: the $5.00 exchange fee, the $5.00 wire fee, the $5.00 account closeout fee, and the $2.00 checkwriting fee for Spartan New York Intermediate Municipal Income Fund. References to these fees throughout the prospectus are no longer in effect with respect to Spartan New York Municipal Income Fund and Spartan New York Intermediate Municipal Income Fund.
The following information replaces similar information found in "Expenses" beginning on page 5:
EXPENSES
SHAREHOLDER TRANSACTION EXPENSES are charges you may pay when you buy, sell, or exchange shares of a fund. In addition, you may be charged an annual account maintenance fee if your balance falls below $2,500. See "Transaction Details," page 31 for an explanation of how and when these charges apply.

SALES CHARGE ON PURCHASES                                            NONE
AND REINVESTED DISTRIBUTIONS

DEFERRED SALES CHARGE ON REDEMPTIONS                                 NONE

EXCHANGE    FEE     FOR SPARTAN NEW YORK MONEY MARKET ONLY           $5.00

   WIRE TRANSACTION FEE FOR SPARTAN NEW YORK MONEY MARKET ONLY          $5.00

CHECKWRITING FEE, PER CHECK WRITTEN                                  $2.00
FOR SPARTAN NEW YORK        MONEY MARKET    ONLY

ACCOUNT CLOSEOUT FEE                                                 $5.00
FOR SPARTAN NEW YORK MONEY MARKET ONLY

ANNUAL ACCOUNT MAINTENANCE FEE                                       $12.00
(FOR ACCOUNTS UNDER $2,500)


THE FEES    FOR INDIVIDUAL TRANSACTIONS are waived     if your account
balance at the time of the transaction is $50,000 or more.
EXAMPLES: Let's say, hypothetically, that each fund's annual return is
5% and that    your shareholder transaction expenses and each fund's
annual     operating expenses are exactly as just described. For every
$1,000 you invested, here's how much you would pay in total expenses if you close your account after the number of years indicated and for Spartan New York Money Market, if you leave your account open:
SPARTAN NY INTERMEDIATE
1 YEAR     $ 6

3 YEARS    $ 18

5 YEARS    $ 31

10 YEARS   $ 69

SPARTAN NY INCOME
1 YEAR           $ 6

   3     YEARS   $ 18

5 YEARS          $ 31

10 YEARS         $ 69

These examples illustrate the effect of expenses, but are not meant to
suggest actual or expected    expenses     or returns, all of which
may vary.